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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2005

PRIMEDIA Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	1-11106	13-3647573
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 FIFTH AVENUE, NEW YORK, NEW YORK (Address of principal executive offices)

10151 (Zip Code)

Registrant's telephone number, including area code (212) 745-0100

Item 1.01.    Entry into a Material Definitive Agreement

        On April 8 and April 11, 2005, respectively, the following two consents of PRIMEDIA Inc.'s bank lender groups became effective in accordance with their terms: (1) a Consent under the Credit Agreement dated as of June 20, 2001, as amended, among PRIMEDIA Inc. ("PRIMEDIA"), the Lenders thereunder, Bank of America, N.A., as Syndication Agent, The Bank of New York and The Bank of Nova Scotia, as Co-Documentation Agents, and JP Morgan Chase Bank, N.A., as Administrative Agent; and (2) a Consent under the Credit Agreement dated as of May 14, 2004, among PRIMEDIA, the Lenders thereunder, Bank of America, N.A., as Syndication Agent, Citicorp North America, Inc., as Co-Syndication Agent, and JP Morgan Chase Bank, N.A., as Administrative Agent. Copies of the Consents are attached hereto as Exhibits 99.1 and 99.2, respectively.

        These Consents permit PRIMEDIA to redeem shares of its $10.00 Series D Exchangeable Preferred Stock up to an aggregate redemption price equal to $168,000,000 of the liquidation preference thereof plus accrued but unpaid dividends and the applicable premium and shares of its $9.20 Series F Exchangeable Preferred Stock up to an aggregate redemption price equal to $96,000,000 of the liquidation preference thereof plus accrued but unpaid dividends, so long as, among other things, PRIMEDIA also has repaid its outstanding Term Loans A and Term Loans B in aggregate principal amounts of $5,000,000 and $35,000,000, respectively, and permanently reduced its total revolving loan commitments in an aggregate amount of at least $30,000,000. Such repayments and commitment reduction occurred on April 8, 2005.

Item 8.01.    Other Events

        On April 11, 2005, PRIMEDIA Inc. issued a press release relating to its calling for redemption and its repayment of certain of its indebtedness and its calling for redemption certain of its preferred stock. A copy of the press release is attached hereto as Exhibit 99.3.

Item 9.01.    Financial Statements and Exhibits

(c)
Exhibits

Exhibit 99.1	Consent dated as of April 8, 2005 under the Credit Agreement dated as of June 20, 2001, as amended, among PRIMEDIA, the Lenders thereunder, Bank of America, N.A., as Syndication Agent, The Bank of New York and The Bank of Nova Scotia, as Co-Documentation Agents, and JP Morgan Chase Bank, N.A., as Administrative Agent
Exhibit 99.2
Consent dated as of April 8, 2005 under the Credit Agreement dated as of May 14, 2004, among PRIMEDIA, the Lenders thereunder, Bank of America, N.A., as Syndication Agent, Citicorp North America, Inc., as Co-Syndication Agent, and JP Morgan Chase Bank, N.A., as Administrative Agent
Exhibit 99.3	Press Release of PRIMEDIA Inc., dated April 11, 2005

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIMEDIA Inc. (Registrant)
Date: April 13, 2005	By:	/s/ BEVERLY C. CHELL Beverly C. Chell Vice Chairman and Secretary

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INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Consent dated as of April 8, 2005 under the Credit Agreement dated as of June 20, 2001, as amended, among PRIMEDIA, the Lenders thereunder, Bank of America, N.A., as Syndication Agent, The Bank of New York and The Bank of Nova Scotia, as Co-Documentation Agents, and JP Morgan Chase Bank, N.A., as Administrative Agent
Exhibit 99.2
Consent dated as of April 8, 2005 under the Credit Agreement dated as of May 14, 2004, among PRIMEDIA, the Lenders thereunder, Bank of America, N.A., as Syndication Agent, Citicorp North America, Inc., as Co-Syndication Agent, and JP Morgan Chase Bank, N.A., as Administrative Agent
Exhibit 99.3	Press Release of PRIMEDIA Inc., dated April 11, 2005

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SIGNATURES